EXHIBIT 10.34

                              EMPLOYMENT AGREEMENT

      This Employment Agreement ("Agreement") by and between Phillip W. Berman, Ph.D. ("Berman") and VaxGen, Inc. ("VaxGen"), is effective February 7, 2002 (the "Effective Date"). In consideration of the mutual promises made herein, VaxGen and Berman agree as follows:

EMPLOYMENT. VaxGen hereby employs Berman, and Berman hereby accepts employment with VaxGen, upon all of the terms and conditions described in this Agreement. Except with respect to any stock options previously granted to Berman, this Agreement supercedes, replaces and restates any and all prior agreements between the parties hereto relating to the terms of Berman's employment with VaxGen, including any prior agreements concerning confidentiality, non-disclosure and inventions.

WORK RESPONSIBILITIES. Subject to the terms of this Agreement, Berman is hereby employed in the position of Senior Vice President, Research and Development and shall perform the functions and responsibilities of that position. Berman shall devote the whole of his professional time, attention and energies to the performance of his work responsibilities. Berman's position, job description, duties and responsibilities may be modified from time to time in the sole discretion of VaxGen.

COMPENSATION. As consideration for the services and covenants described in this Agreement, VaxGen agrees to compensate Berman during the term of this Agreement in the following manner:

     a) Salary/Wages. VaxGen agrees to pay Berman a base salary of $235,000 per year. Berman's salary, less required and authorized deductions, shall be paid in equal, periodic installments no less frequently than semi-monthly in accordance with VaxGen's then current payroll practices. The Compensation Committee of the Board will consider Berman's salary annually for potential increase. This annual base salary shall be retroactive to November 15, 2000.

     b) Option Grants. Berman will be eligible to receive an annual award of stock options, which will be issued, if at all, in accordance with the terms and conditions of this Agreement and VaxGen's stock option plan as in effect at the time of the award, in an amount to be determined in the sole discretion of the Board. In the event that Berman's employment is terminated by the Company without Cause pursuant to paragraph 16(a)(iv) below or by Berman with Good Reason pursuant to paragraph 16(a)(v) below or following a Change in Control pursuant to paragraph 16(d) below, then Berman shall have three (3) years from the date of termination to exercise all options which are then vested or which vest as a result of this Agreement, provided however that in no event will Berman be entitled to exercise such stock options after the expiration of 10 years from the date of grant of such stock options.

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     c)   Performance Bonus. Berman is eligible to receive an annual performance bonus of up to thirty percent (30%) of his annual base salary in cash, VaxGen securities or a combination thereof, provided that no more than 50% of the performance bonus shall be paid in securities. The CEO and
          Berman  will  mutually   cooperate  to  establish  annual  performance
          objectives for Berman and the performance bonus will be paid to Berman if the performance objectives are met; provided that, satisfaction of
          the  established   performance   objectives  and  the  amount  of  the
          performance bonus, if any, shall be determined by the Board in its sole discretion. The Compensation Committee of the Board will consider Berman's bonus annually for potential increase.

     d)   Benefits.   Berman  shall  be  entitled  to  employment   benefits  in
          accordance with policies established by or at the direction of the Board with respect to senior executives of VaxGen, including holidays, leaves of absence, health insurance, dental insurance, vacation and other benefits, if any, in accordance with any eligibility requirements, policies, procedures, or benefit plans adopted by VaxGen from time to time during the existence of this Agreement. Berman's rights, or those of Berman's dependents under any such benefits policies or plans, shall be governed solely by the terms of such policies or plans. VaxGen's employment benefits, and policies related thereto, are subject to termination, modification or limitation at VaxGen's sole discretion.

     e) Total Compensation. Berman agrees that the compensation stated above constitutes the full and exclusive monetary consideration and compensation for all services rendered under this Agreement and for all promises and obligations under this Agreement.

     f) Business Expenses. VaxGen shall pay Berman's reasonable business expenses, including expenses incurred for travel on VaxGen business, in accordance with the policies and procedures of VaxGen, as may be adopted or amended from time to time at VaxGen's sole discretion. If Berman incurs business expenses under this Agreement, he shall submit monthly to VaxGen a request for reimbursement together with supporting documentation satisfactory to VaxGen.

VAXGEN POLICIES. Berman agrees to abide by VaxGen's written policies, and procedures that have been communicated or made available to him, as they may from time to time be adopted or modified by VaxGen in its sole discretion. VaxGen's written policies and procedures, including the Employee Handbook, shall be binding on Berman unless superseded by, or in conflict with, this Agreement. Copies of written policies and procedures are available to Berman in the offices of VaxGen, and Berman shall be responsible at all times to review, and make himself familiar with, these policies and procedures.

WARRANTIES. Berman hereby represents and warrants that he has not unlawfully misappropriated any confidential, proprietary or trade secret information from Berman's prior employer or employers and, except to the extent such information has become publicly available, will not knowingly disclose such information to VaxGen or improperly use any such information on behalf of VaxGen. Berman acknowledges that VaxGen has specifically requested that, if Berman has any such confidential, proprietary or trade secret knowledge or information, Berman not use such information while employed by VaxGen for the benefit of VaxGen. Berman further

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warrants  that by entering into this  Agreement  with VaxGen he is not violating any of the terms, agreements or covenants of any previous employment or association.

PRIOR INVENTIONS. Berman acknowledges that, except for the inventions disclosed on Appendix A, Berman does not have any right or claim to any invention, idea, process, formula, discovery, copyright, patent or other such item or matter. No rights are hereby conveyed by Berman to VaxGen with respect to inventions, if any, made by Berman prior to employment by VaxGen, which inventions are listed in Schedule A, attached hereto.

SUBSEQUENT INVENTION DISCLOSURE. Berman hereby agrees to promptly disclose to VaxGen any and all inventions that he develops during the term of his employment. Berman will also disclose to the Chief Executive Officer (the "CEO") all inventions made, conceived, reduced to practice, or developed by Berman within six months of the termination of his employment with VaxGen that resulted from his prior work with VaxGen. Such disclosures shall be received by VaxGen in confidence and do not extend the assignment of inventions disclosed beyond that required by law.

ASSIGNMENT OF INVENTIONS. Berman hereby assigns and agrees to assign to VaxGen or its designee, Berman's entire right, title and interest in and to all inventions, works of authorship, developments, concepts, discoveries, ideas, trademarks and trade secrets, whether or not patentable or registrable under copyright or other intellectual property laws ("Inventions") which Berman may solely or jointly develop, conceive or reduce to practice, during the period of employment, except as provided in paragraph 10 below. Berman agrees that all such Inventions are the sole property of VaxGen. Berman further agrees that all such Inventions, including works of authorship, are "works for hire" for purposes of VaxGen's rights under copyright laws. Berman agrees to keep and maintain adequate and current written records of all Inventions made by him (solely or jointly with others) during the term of his employment with VaxGen. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by VaxGen. The records will be available to and remain the sole property of VaxGen at all times. Berman understands and agrees that the decision whether or not to commercialize or market any Invention developed by him solely or jointly with others is within VaxGen's sole discretion and for VaxGen's sole benefit and that no royalty will be due to him as a result of VaxGen's efforts to commercialize or market any such Invention. Berman further agrees to perform, during and after employment with VaxGen, all acts deemed necessary or desirable by VaxGen to permit and assist VaxGen, at VaxGen's expense, in obtaining and enforcing the full benefits, enjoyment, rights and title, throughout the world, of and to the Inventions hereby assigned by Berman to VaxGen as set forth above.

PATENT AND COPYRIGHT REGISTRATIONS. Berman agrees to assist VaxGen, or its designee, at VaxGen's expense, in every proper way to secure VaxGen's rights in the Inventions and any copyrights, patents, trademarks, and trade secret rights or other intellectual property rights in connection with any such Inventions in any and all countries, including the disclosure to VaxGen of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments or papers which VaxGen shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to VaxGen, its successors, assigns, and nominees the sole and exclusive rights, title

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and interest in and to such Inventions,  and any copyrights,  patents, trademark and other intellectual property rights relating thereto. Berman further agrees that his obligation to execute or cause to be executed, when it is in his power to do so, any such instrument or papers shall continue after the termination of this Agreement. If VaxGen is unable, because of Berman's mental or physical incapacity or for any other reason, to secure his signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to VaxGen as above, then Berman hereby irrevocably designates and appoints VaxGen and its duly authorized officers and agents as his agent and attorney in fact to act for and in his behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by Berman.

INVENTIONS NOT ASSIGNED. The parties agree that the assignment of inventions under this Agreement does not apply to an invention which qualifies fully for protection under Section 2870 of the California Labor Code, which states that "Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities or trade secret information except for those inventions that either: (1) relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or (2) result from any work performed by the employee for the employer."

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET INFORMATION. During the course of his employment, Berman will come into possession of or acquire knowledge of confidential, proprietary and trade secret information of VaxGen. Berman hereby covenants and agrees that he will not, either during his employment or at any time thereafter, disclose any such confidential, proprietary or trade secret information to any person, firm, corporation, association, partnership or other entity (other than those in VaxGen's organization qualified and authorized to receive such information) for any purpose or reason whatsoever. Such confidential and proprietary information shall be deemed to include, but not be limited to, manuals, discs, tapes, and summaries or originals of any papers, documents, plans, specifications, client lists, contracts, licenses or licensing agreements, data bases, or portions thereof, related to the research and development, products or operations of VaxGen, provided that such information is confidential, proprietary or falls within the definition of a "trade secret" under the Uniform Trade Secrets Act. Berman specifically agrees that he will not make use of any such confidential or proprietary information for his own purpose, or for the benefit of any person, firm, corporation or other entity except VaxGen. Berman will abide by VaxGen's policies and procedures, as established from time to time for the protection of its trade secrets and confidential information.

RETURN OF PROPERTY. All confidential, proprietary and trade secret information, and all other documents, records, apparatus, equipment and other physical property which is furnished to or obtained by Berman in the course of employment with VaxGen, shall be and remain the sole property of VaxGen. Berman agrees that upon request by VaxGen or the termination of

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Berman's  employment  (whichever  occurs  first),  Berman  shall return all such property, and agrees not to make or retain copies, reproductions or summaries of any such property without the express written consent of VaxGen.

NON-SOLICITATION, ANTI-RAIDING. For a period of one (1) year immediately following the termination of his employment, Berman agrees that he will not, either directly or indirectly, (a) attempt to recruit, solicit or take away any of the employees of VaxGen who worked for VaxGen at any time during the term of this Agreement; make known to any person, firm or corporation the names or addresses of, or any information pertaining to, any current or former employees of VaxGen; (b) use any confidential or proprietary information to attempt to call on, solicit or take away any clients of VaxGen or any other persons, entities, or corporations with which VaxGen has had or contemplated any business transaction or relationship during Berman's employment with VaxGen, including, but not limited to, investments, licenses, joint ventures, and agreements for development.

EQUITABLE RELIEF. Berman and VaxGen each agree that in the event of a breach or threatened breach of paragraphs 7 through 13 of this Agreement each party will not have an adequate remedy at law. Thus, in the event of such a breach or threatened breach by one party, the other party will be entitled to such equitable and injunctive relief in a court of law as may be available to prevent and restrain a breach of the provisions of paragraphs 7 through 13. Said availability to obtain injunctive relief will not prevent either party from pursuing any other equitable or legal relief, including the recovery of damages from such breach or threatened breach.

AT-WILL EMPLOYMENT. Berman understands and agrees that employment at VaxGen is at-will. This means that, for any reason or no reason, Berman's employment may be terminated, with or without cause, at any time by either Berman or by VaxGen, subject to the severance and notice provisions contained in Section 16 below. Nothing in this or any other document or statement shall limit the right of VaxGen to terminate Berman's employment at-will. Only the Board has the authority to amend this Agreement on behalf of VaxGen, and then only in a writing that is signed by both Berman and VaxGen pursuant to authority expressly granted by the Board.

TERMINATION OF EMPLOYMENT.

Subject to the survivability provisions of Section 18 below, Berman's employment under this Agreement and all compensation and benefits provided for herein shall terminate upon the occurrence of any of the following events.

Death: In the event of Berman's death, the termination shall be effective upon the date thereof.

Disability: In the event that Berman should become "disabled," VaxGen may terminate Berman's employment under this Agreement. For purposes of this paragraph "disabled" shall mean Berman's inability, despite reasonable accommodation, to perform the essential duties of his position for a period of five (5) consecutive months, and failure to

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resume the  performance  of such duties on a full-time  basis within thirty (30)
days of notice from VaxGen of intent to terminate this Agreement on such grounds. The termination shall be effective upon the date specified in VaxGen's notice to Berman as provided for herein. Any base salary payable to Berman by VaxGen may be offset by any benefits paid to Berman under any applicable short-term or long-term disability plan.

Cause: VaxGen may terminate Berman's employment under this Agreement upon the occurrence of "cause" for termination as herein defined. "Cause" shall mean (A) Berman being found by the Board to have committed fraud, misappropriation, embezzlement or other willful commission of a dishonest or unlawful act that has the effect of materially injuring VaxGen or its reputation, (B) Berman's conviction of a crime involving moral turpitude or a felony, (C) Berman's willful or reckless violation of VaxGen's written policies or procedures that has the effect of materially injuring VaxGen, or Berman's breach of the confidential information and invention assignment provisions of this Agreement, and, if any such violation or breach under this Section 16(a)(iii)(C) is curable, Berman's failure to cure such violation or breach within 15 business days of receiving notice of such violation or breach from the Board, or (D) Berman's habitual failure to perform his job duties, as determined by the Board in its reasonable judgment, and after notice of such failure has been given to Berman by the Board and Berman has had a 15 business-day period within which to cure such failure. The Parties acknowledge that the reference to a "for Cause" termination herein does not alter the employment at-will relationship, but merely sets forth circumstances under which VaxGen has no obligation to pay severance to Berman. The termination shall be effective upon the date specified in VaxGen's notice to Berman.

Without Cause: Either VaxGen or Berman may terminate Berman's employment under this Agreement without Cause at any time upon thirty (30) days written notice to the other party. The termination shall be effective upon the date specified in the notice given pursuant hereto.

By Berman with Good Reason: Berman may terminate his employment under this Agreement for Good Reason (A) in the event VaxGen breaches a material term hereof and, after receiving written notice from Berman detailing the specific provision allegedly breached, does not remedy said breach within thirty (30) days of receiving notice, (B) there is a demotion of Berman from the position of Senior Vice President, Research and Development or the assignment of job duties or responsibilities materially inconsistent with such position, (C) VaxGen moves Berman's principal place of business more than thirty-five (35) miles from VaxGen's current principal place of business at 1000 Marina Blvd, Brisbane, California, (D) there is a reduction in Berman's then-current base salary and/or performance bonus opportunity, or (E) there is a material and substantial reduction in the aggregate of Berman's employee benefits. The termination shall be effective on the date specified in the notice given hereunder, which date shall not be earlier than the date such notice is given, nor more than 30 days after the date such notice is given.

In the event that Berman's employment under this Agreement is terminated by VaxGen under paragraphs 16(a)(i), 16(a)(ii) or 16(a)(iii) above, or by Berman under paragraph 16(a)(iv) above,

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no  severance  pay will be due to Berman;  however  Berman  shall be entitled to payment for any earned but unpaid base salary through the date of termination as well as payment for any accrued but unused vacation time and any accrued employee benefits, subject to the terms of the applicable employee benefit plans.

In the event that Berman's employment under this Agreement is terminated by VaxGen under paragraph 16(a)(iv) above or by Berman under paragraph 16(a)(v) above, Berman shall be entitled to receive: (i) severance pay in the amount of six (6) months of his then-existing annual base salary plus one additional month of base salary for each full year of employment with VaxGen (such severance being limited strictly to annual base salary and will not include any amount paid or payable as a bonus or stock option grant) up to a maximum severance payment of twelve (12) months annual base salary, less required and authorized deductions, payable on VaxGen's ordinary payroll cycles until fully paid out; and (ii) accelerated vesting of all his outstanding stock options to fully vested status as of the date of termination.

Berman shall be entitled to the severance benefits provided for in 16(c) above if, within twelve (12) months following a Change in Control (as defined below), VaxGen or its successor in interest terminates Berman's employment for any reason other than for Cause (as defined above) or Berman terminates his employment on account of any of the following: (i) in the event VaxGen breaches a material term hereof and, after receiving written notice from Berman detailing the specific provision allegedly breached, does not remedy said breach within thirty (30) days of receiving notice; or (ii) there is a material reduction in Berman's job duties or responsibilities, including, without limitation, demotion from the position of Senior Vice President, Research and Development; or (iii) VaxGen or its successor in interest moves Berman's principal place of business more than thirty-five (35) miles from VaxGen's current principal place of business at 1000 Marina Blvd, Brisbane, California; or (iv) there is a reduction in Berman's then-current base salary and/or performance bonus opportunity; or
(v) there is a material and substantial reduction in the aggregate of Berman's employee benefits.

For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if: (i) there is an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (for the purposes of this Section, a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the voting power of the then outstanding voting securities of VaxGen entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection 16(e), any acquisition by any employee benefit plan (or related trust) sponsored or maintained by VaxGen or any corporation controlled by VaxGen shall not constitute a Change in Control; or (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual (other than an individual whose initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) who becomes a director subsequent to the date hereof whose election or nomination for election by VaxGen's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such

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individual  were  a  member  of  the  Incumbent  Board;  or  (iii)  there  is  a consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of VaxGen (a "Business Combination") unless, following such Business Combination, (A) individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the voting power of the then Outstanding Company Voting Securities of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns VaxGen or all or substantially all of VaxGen's assets either directly or through one or more subsidiaries) and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the shareholders of VaxGen of a complete liquidation or dissolution of VaxGen.

In the event Berman's employment with VaxGen is terminated, Berman agrees that he will, unless otherwise requested by the Board, resign his position on the Board within ten (10) days of the date his employment is terminated.

INDEMNIFICATION. VaxGen shall maintain, for the benefit of Berman, director and officer liability insurance in form at least as comprehensive as, and in an amount that is at least equal to, that maintained by VaxGen as of the Effective Date of this Agreement for officers and directors. In addition, VaxGen shall indemnify Berman against liability as an officer and director of VaxGen or any subsidiary or affiliate of VaxGen to the maximum extent permitted by applicable law. Berman's rights under this Paragraph 17 shall continue so long as he may be subject to such liability, whether or not his employment may have terminated prior thereto.

SURVIVABILITY. The respective rights and obligations of the Parties hereunder, including, without limitation, Sections 7, 8, 9, 10, 11, 12, 13, 14, 16(c), 17, 19 and 28 of this Agreement, shall, to the extent necessary, survive any termination of Berman's employment or this Agreement.

GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California without regard to its conflict of law rules. This Agreement shall be interpreted in accordance with the plain meaning of its terms and not strictly for or against either party.

ENTIRE AGREEMENT. This Agreement embodies the complete agreement and understanding of the parties related to Berman's employment by VaxGen, superseding any and all other prior or contemporaneous oral or written agreements between the parties hereto with respect to the employment of Berman by VaxGen, and contains all of the covenants and agreements of any kind whatsoever between the parties with respect to such employment. Each party acknowledges that no representations, inducements, promises or agreements, whether oral or written, express or implied, have been made by either party or anyone acting on behalf of a party, that are not incorporated herein and that no agreement or promise not contained herein shall be valid or binding.

WAIVER. The failure of either party to insist, in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted under this Agreement or of the future performance of any such term, covenant or condition.

INVALIDITY. Should any provision, portion or part of this Agreement be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, portions or parts shall be unaffected and shall continue in full force and effect, and said invalid, void or unenforceable provision(s), portion(s) or part(s) shall be deemed not to be part of this Agreement.

NO THIRD PARTY BENEFICIARIES. This Agreement is not intended by either party to create any third-party beneficiaries, and shall not be so construed in any proceeding. The sole parties to this Agreement are Berman and VaxGen, and it is their mutual intent that they alone shall have standing to enforce the provisions of this Agreement, subject to the provisions of Section 26 below.

VOLUNTARY AGREEMENT. Berman and VaxGen represent and agree that each has reviewed all aspects of this Agreement, has carefully read and fully understands all provisions of this Agreement, and is voluntarily entering into this Agreement. Each party represents and agrees that such party has had the opportunity to review any and all aspects of this Agreement with the legal, tax or other advisor or advisors of such party's choice before executing this Agreement.

CAPTIONS. The captions of the various paragraphs of this Agreement are placed herein for the convenience of the parties and the reader, do not constitute a substantive term or terms of this Agreement, and shall not be considered in any issue involving the interpretation or application of this Agreement.

SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by and against Berman's heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of Berman may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a Change in Control (as defined above), VaxGen may assign its rights and obligations under this Agreement to its successor-in-interest, and in that event such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of VaxGen under this Agreement.

NOTICES. Notices given under the terms of this Agreement shall be in writing and shall be deemed delivered when personally delivered to the person identified below, or three (3) days after deposited, proper first class postage prepaid, in the U. S. Mail and addressed as set forth below, or one day after properly consigned to a recognized national next-day delivery service (e.g., Federal Express) prepaid and addressed as set forth below, or faxed to the number provided below and confirmed by a delivery report from the sending fax transmitter. The officer, addresses and facsimile numbers below may be changed by written notice given pursuant to this paragraph. Notices shall be given:

                        If to VaxGen:   Chief Executive Officer of VaxGen
                                        1000 Marina Blvd., Suite 200
                                        Brisbane, California 94005
                                        Fax number: 650-624-1001

                        With a copy to: Garrett Waltzer, Esq.
                                        Skadden, Arps, Slate, Meagher & Flom LLP
                                        525 University Avenue, Suite 1100
                                        Palo Alto, California 94301
                                        Fax number: 650-470-4570

                        If to Berman:   Phillip W. Berman
                                        95 Cheyenne Pt.
                                        Portola Valley, CA 94025

ALTERNATIVE DISPUTE RESOLUTION PROGRAM. Except as to efforts to seek injunctive relief as specifically addressed in paragraphs 7 through 14, the parties understand and agree that any dispute arising out of Berman's employment by VaxGen, the termination of that employment, or arising out of or relating to this Agreement shall be submitted to binding arbitration in accordance with the terms of the Alternative Dispute Agreement set forth in Appendix B to this Agreement and incorporated herein.


   Dated:_________________                    ______________________________
                                              Phillip W. Berman, Ph.D.

   Dated:_________________                    VaxGen, Inc.

                                              By:___________________________

                                              Title:________________________

                                   APPENDIX A

Inventions. Except as set forth below, I hereby acknowledge that at this time I have no right, title or other interest in any invention, patent, copyright or other such material other than the following (if none, so state):

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Dated:__________________________        _____________________________
                                        Phillip W. Berman, Ph.D.

                                   APPENDIX B

                          ALTERNATIVE DISPUTE AGREEMENT

                            o Agreement To Arbitrate

     In the event that any employment dispute arises between VaxGen, Inc. ("VaxGen") and Phillip W. Berman, Ph.D. ("Berman"), the parties involved will make all efforts to resolve any such dispute through informal means. However, if within thirty (30) days of the event giving rise to the dispute, these informal attempts at resolution fail and if the dispute arises out of or is related to Berman's Employment Agreement, Berman's employment, the termination of Berman's employment or alleged unlawful discrimination, including but not limited to sexual or other unlawful harassment (an "Arbitrable Dispute"), VaxGen and Berman will submit the dispute to final and binding arbitration, except as set forth in Paragraphs 7-14 of the Employment Agreement.

     The  parties  expressly  understand  and  agree  that  arbitration  is  the exclusive  remedy  for  all  such  Arbitrable  Disputes;  with  respect  to such disputes, no other action may be brought in court or any other forum (except actions to compel arbitration or enforce an award issued hereunder). THIS ALTERNATIVE DISPUTE RESOLUTION ("ADR") AGREEMENT IS A WAIVER OF THE PARTIES' RIGHTS TO A CIVIL COURT ACTION FOR A DISPUTE RELATING TO BREACH OF THE PARTIES' EMPLOYMENT AGREEMENT, TERMINATION OF THAT EMPLOYMENT OR ALLEGED UNLAWFUL DISCRIMINATION, WHICH INCLUDES RETALIATION OR SEXUAL OR OTHER UNLAWFUL HARASSMENT; ONLY AN ARBITRATOR, NOT A JUDGE OR JURY, WILL DECIDE THE DISPUTE.

     Arbitrable Disputes arising out of or related to employment, or the termination of such employment or alleged unlawful discrimination, including retaliation or sexual or other unlawful harassment, shall include, but not be limited to, the following: alleged violations of federal, state and/or local constitutions, statutes or regulations; claims based on any purported breach of contractual obligation, including breach of the covenant of good faith and fair dealing; and claims based on any purported breach of duty arising in tort, including violations of public policy.

     The  following  types of  employment  disputes  are not subject to this ADR
Agreement: (1) disputes related to workers' compensation and unemployment insurance; (2) claims for benefits covered by a separate benefit plan that provides for arbitration; and (3) claims subject to Sections 7 through 14 of the Employment Agreement. Also, nothing in the Employment Agreement or in the ADR Agreement shall be construed as precluding Berman from filing a charge with the Equal Employment Opportunity Commission ("EEOC"), the National Labor Relations Board ("NLRB") or other federal, state or local agencies, seeking administrative assistance in resolving claims. However, any claim that cannot be resolved administratively through such an agency shall be subject to the Employment Agreement and the ADR Agreement.

                            o Request For Arbitration

                  o Attempt At Informal Resolution Of Disputes

     Prior to the submission of any Arbitrable Dispute to arbitration, Berman and VaxGen shall attempt to resolve the dispute informally as set forth below.

     Berman and VaxGen will select a mediator from a list provided by the Federal Mediation and Conciliation Service or other similar agency who will assist the parties in attempting to reach a settlement of the dispute. The mediator may make settlement suggestions to the Parties but shall not have the power to impose a settlement upon them. If the dispute is resolved in mediation, the matter shall be deemed closed. If the dispute is not resolved in mediation and goes to the next step (binding arbitration), any proposals or compromises suggested by either of the parties or the mediator shall not be referred to in or have any bearing on the arbitration procedure. The mediator cannot also serve as the arbitrator in the subsequent proceeding unless all parties expressly agree in writing.

                            o Arbitration Procedures

     The party desiring arbitration, whether Berman or VaxGen, must submit a "Request For Arbitration" in writing to the other party within the time period required by the law that applies to the claim under the applicable statute of limitations. If the "Request for Arbitration" is not submitted in accordance with the aforementioned time limitations, the party failing to do so will not be able to bring his claims to this or any other forum. The requesting party may use a "Request for Arbitration" form supplied by VaxGen (Appendix C). Alternatively, the requesting party may create a "Request For Arbitration" form that, unless otherwise required by law, clearly states "Request For Arbitration" at the beginning of the first page and includes the following information:

     1. A factual description of the dispute in sufficient detail to advise the other party of the nature of the dispute;

     2. The date when the dispute first arose;

     3. The names, work locations and telephone numbers of any individuals, including employees or supervisors, with knowledge of the dispute; and

     4. The relief requested by requesting party.

     The  responding  party  may  submit   counterclaim(s)  in  accordance  with
applicable law.

                         o Selection Of The Arbitrator

     All disputes will be resolved by a single Arbitrator, the Arbitrator will be mutually selected by VaxGen and Berman. If the parties cannot agree on an Arbitrator, then a list of seven (7) arbitrators, experienced in employment matters, shall be provided by the Judicial Arbitration Mediation Services ("JAMS/Endispute"). The Arbitrator will be selected by the parties who will alternately strike names from the list. The last name remaining on the list will be the Arbitrator selected to resolve the dispute. Upon selection, the Arbitrator shall set an appropriate time, date and place for the arbitration, after conferring with the parties to the dispute.

                          o The Arbitrator's Authority

     The Arbitrator shall have the powers enumerated below:

     1. Ruling on motions regarding discovery, and ruling on procedural and evidentiary issues arising during the arbitration.

     2. Ruling on motions to dismiss and/or motions for summary judgment applying the standards governing such motions under the Federal Rules of Civil Procedure.

     3. Issuing protective orders on the motion of any party or third party witness. Such protective orders may include, but are not limited to, sealing the record of the arbitration, in whole or in part (including discovery proceedings and motions, transcripts, and the decision and award), to protect the privacy or other constitutional or statutory rights of parties and/or witnesses.

     4. Determining only the issue(s) submitted to him/her. The issue(s) must be identifiable in the "Request For Arbitration" or counterclaim(s). Except as required by law, any issue(s) not identifiable in those documents is outside the scope of the Arbitrator's jurisdiction and any award involving such issue(s), upon motion by a party, shall be vacated.

                                  o Discovery

     The discovery process shall proceed and be governed by the standards of the California Code of Civil Procedure and the Federal Arbitration Act. Each party may obtain discovery necessary to adequately explore and arbitrate their respective claims. The Arbitrator shall have the power to enforce the aforementioned discovery rights and obligations by the imposition of the same terms, conditions, consequences, liabilities, sanctions and penalties as can or may be imposed in like circumstances in a civil action under the California Code of Civil Procedure, except the power to order the arrest or imprisonment of a person.

                               o Hearing Procedure

     The hearing shall be held at a location mutually agreed upon by the parties, or as determined by the Arbitrator in the absence of an agreement, and shall proceed according to the current version of the American Arbitration Association's "National Rules for the Resolution of Employment Disputes" (the "Rules") with the following amendments:

     1. The Arbitrator shall rule at the outset of the arbitration on procedural issues that bear on whether the arbitration is allowed to proceed.

     2. Each party has the burden of proving each element of its claims or counterclaims, and each party has the burden of proving any of its affirmative defenses.

     3. In addition to, or in lieu of closing argument, either party shall have the right to present a post-hearing brief, and the due date for exchanging any post-hearing briefs shall be mutually agreed on by the parties and the Arbitrator, or determined by the Arbitrator in the absence of agreement.

     4. The Rules shall otherwise be modified to the extent necessary to be consistent with applicable law.

                               o Substantive Law

     1. The parties agree that they will be afforded the identical legal, equitable, and statutory remedies as would be afforded them were they to bring an action in a court of competent jurisdiction.

     2. The applicable substantive law shall be the law of the State of California and/or federal law. Choice of substantive law in no way affects the procedural aspects of the arbitration, which are exclusively governed by the provisions of this ADR Agreement.

                              o Opinion And Award

     The Arbitrator shall issue a written opinion and award, in conformance with the following requirements:

     1. The opinion and award must be signed and dated by the Arbitrator.

     2. The Arbitrator's opinion and award shall decide all issues submitted.

     3. The Arbitrator's opinion and award shall set forth the findings of fact and conclusions of law supporting each part of the opinion.

     4. The Arbitrator shall have the same authority to award remedies, damages and costs as provided to a judge and/or jury under parallel circumstances.

                      o Enforcement Of Arbitrator's Award

     Following the issuance of the Arbitrator's decision, any party may petition a court to confirm, enforce, correct or vacate the Arbitrator's opinion and award under the Federal Arbitration Act, and/or applicable State law.

                                o Fees And Costs

     Unless otherwise required by law, fees and costs shall be allocated in the following manner:

     1. Each party shall be responsible for its own attorneys' fees, except as otherwise provided by law for the particular claim(s) at issue.

     2. VaxGen shall pay the entire cost of the arbitrator's services, the facility in which the arbitration is to be held, and any similar costs that Berman would not have otherwise incurred if the dispute were adjudicated in a court of law rather than through arbitration.

     3. VaxGen shall pay the entire cost of a court reporter to transcribe the arbitration proceedings. Each party shall advance the cost for said party's transcript of the proceedings. Each party shall advance its own costs for witness fees, service and subpoena charges, copying, or other incidental costs that each party would bear during the course of a civil lawsuit.

     4. Each party shall be responsible for its costs associated with discovery, except as required by law or court order.

                                 o Severability

     Each term, clause and provision of this ADR Agreement is separate and independent, and should any term, clause or provision of this ADR Agreement be found to be invalid or unenforceable, the validity of the remaining terms, clauses, and provisions shall not be affected. As to those terms, clauses and provisions found to be invalid or unenforceable, they shall be replaced with valid and enforceable terms, clauses or provisions or shall be modified, in order to achieve, to the fullest extent possible, the economic, business and other purposes of the invalid or unenforceable terms, clauses or provisions.

Dated:_________________                    ______________________________
                                           Phillip W. Berman, Ph.D.

Dated:_________________                    VaxGen, Inc.

                                           By:___________________________

                                           Title:________________________

                                   APPENDIX C

                          REQUEST FOR ARBITRATION FORM

                    ALTERNATIVE DISPUTE RESOLUTION AGREEMENT

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Submission          This  form (or,  alternatively,  a form  that  includes  the
Requirement         information  below)  must  be  submitted  by the  individual claimant to the CEO within the time  period  required by the
                    law  that   applies  to  the  claim.   If  VaxGen   requests
                    arbitration, the form must also be served on the individual within the appropriate time period.

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State the nature of the claim in detail:

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(Continue on reverse and add pages if necessary)

Enter the date of termination or date(s) of alleged incident(s) (i.e., date of last instance of unlawful discrimination, sexual or other unlawful harassment):
_______/________/_______

                                                 Month         Day        Year

Provide the names and work locations of any individuals, including employees or supervisors, with knowledge of the dispute:

Name                             Job Title                        Work Location

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

Describe the relief requested (i.e., what you want done):

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(Please attach any documents relevant to the dispute.)

Signature of Party Requesting Arbitration:

DATED:______________                            ______________________________
                                                Phillip W. Berman, M.D., D.Sc.

-- or --

DATED:______________                            VaxGen, Inc.

                                                By:___________________________

                                                Title:________________________